UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2024

NITCHES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13851	95-2848021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 N. Buffalo Dr., Unit 210,

Las Vegas, NV 89128

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (678) 999-6242

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01Changes in Registrant’s Certifying Accountan.

On or around October 21, 2024, Nitches, Inc. (the “Company”) engaged and executed an agreement with RBSM LLP (“RBSM”), as the Company’s new independent accountant to replace OOC.

The board of directors of the Company approved the decision to change independent accountants.

On October 30, 2024, Nitches, Inc. the Company dismissed Olayinka Oyebola & Co. (“OOC”).

During the years ended August 31, 2022, and August 31, 2023, and the quarters ended November 30, 2023, February 29, 2024, and May 31, 2024, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with OOC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OOC would have caused OOC to make reference thereto in connection with its report.

During the years ended August 31, 2022, and August 31, 2023, and the quarters ended November 30, 2023, February 29, 2024, and May 31, 2024, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with OOC the continued existence of material weaknesses in the Company’s internal control over financial reporting.

The Company requested OOC to furnish it with a letter addressed to the SEC stating whether OOC agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 27, 2025, is attached hereto as Exhibit 16.1 to this current report on Form 8-K.

During the years ended August 31, 2022, and August 31, 2023, and the quarters ended November 30, 2023, February 29, 2024, and May 31, 2024, neither the Company nor anyone on the Company’s behalf consulted with OOC regarding any of the following:

(i)either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that OOC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Olayinka Oyebola & Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITCHES, INC.

Date: February 27, 2025
/s/ John Morgan
John Morgan
Chief Executive Officer